Exhibit 10.8

Contract Number:

TECHNOLOGY DEVELOPMENT (COOPERATION)
CONTRACT

Project Name: ______________________________

Party A: ______________________________

Party B: ______________________________

Party C: ______________________________

Signed on: ______________________________

Signed at: ______________________________

Term of Validity: ______________________________

Printed by the Ministry of Science and Technology of the People’s Republic of China

Instructions of Filling this Contract

I. The Contract is used by contractual parties by reference to the technology development (entrustment) model contract printed by Ministry of Science and Technology of the People’s Republic of China, and the technology contracts recommended by various recognized technology contract registration institutions.

II. The Contract is applicable to the technology development contracts in which one party entrusts the other party to research and develop new technologies, new products, new crafts or new materials and its systems.

III. Any matter not covered by the Contract may be agreed by parties concerned on an attached sheet, which constitutes an inseparable part of the Contract.

IV. As for the terms and conditions which are not needed to be filled in this Contract agreed upon by the parties, they should be indicated with the word such as N.A.

TECHNOLOGY DEVELOPMENT (COOPERATION) CONTRACT

Party A: ______________________________________________________________________

Address:______________________________________________________________________

Legal Representative:____________________________________________________________

Project Contact Person:___________________________________________________________

Contact Information :_____________________________________________________________

Mailing Address:________________________________________________________________

Tel:_____________________________ Fax Number:___________________________________

Email:_________________________________________________________________________

Party B:_______________________________________________________________________

Address:______________________________________________________________________

Legal Representative: ____________________________________________________________

Project Contact Person:___________________________________________________________

Contact Information :_____________________________________________________________

Mailing Address:________________________________________________________________

Tel:_____________________________ Fax Number:___________________________________

Email:________________________________________________________________________

Party C:_______________________________________________________________________

Address:______________________________________________________________________

Legal Representative:____________________________________________________________

Project Contact Person:___________________________________________________________

Contact Information :_____________________________________________________________

Mailing Address:________________________________________________________________

Tel:_____________________________ Fax Number:___________________________________

Email:_________________________________________________________________________

WHEREAS, all the parties involved in this Contract shall jointly participate in the research and development of the project of________________________________________. NOW, THEREFORE, in consideration of the mutual covenants contained herein and in accordance with the provisions of the Contract Law of the People’s Republic of China, all the parties agree as follows:

Article 1 The requirements for the collaborative research and development project under this Contract are as follows.

1．Technology objectives:___________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________.

2．Technology contents:____________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________.

3．Technology methods and roadmap:__________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________.

Article 2 All the parties to this Contract shall undertake the following tasks in the research and development project.

Party A

1．Research and Development Contents:________________________________________________

_______________________________________________________________________________.

2．Work Schedule:_________________________________________________________________

_______________________________________________________________________________.

3. Research and Development Period:___________________________________________________.

4. Research and Development Location: _________________________________________________.

Party B

1．Research and Development Contents:____________________________________________________

___________________________________________________________________________________.

2．Work Schedule:_____________________________________________________________________

___________________________________________________________________________________.

3. Research and Development Period:____________________________________________________ .

4. Research and Development Location: ____________________________________________________.

Party C

1．Research and Development Contents:____________________________________________________

___________________________________________________________________________________.

2．Work Schedule:_____________________________________________________________________

___________________________________________________________________________________.

3. Research and Development Period:____________________________________________________ .

4. Research and Development Location: ____________________________________________________.

Article 3 To ensure the full performance of this contract, all the parties to this Contract have decided to organize, manage, and coordinate the research and development work in the following ways: ___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________.

Article 4 All the parties to this Contract have agreed to provide the following technology information and conditions for the research and development work of this Contract project:

Party A:_________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________.

Party B:_________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________.

Party C:_________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________.

After the completion of this Contract, the aforementioned data and conditions shall be processed in the following manner:_____________________________________________________________________________________

___________________________________________________________________________________________.

Article 5 All the parties to this Contract agree to provide or pay for the research and development funds and other investments of this contract project in the following manner.

Party A

1. Offering or payment method:_______________________________________________________________

_______________________________________________________________________________________.

2. The amount paid or converted into the technology investment: _____________________________________.

3. Term of using the fund:____________________________________________________________________

________________________________________________________________________________________.

Party B

1. Offering or payment method:_______________________________________________________________

_______________________________________________________________________________________.

2. The amount paid or converted into the technology investment: _____________________________________.

3. Term of using the fund:____________________________________________________________________

________________________________________________________________________________________.

Party C

1. Offering or payment method:_______________________________________________________________

_______________________________________________________________________________________.

2. The amount paid or converted into the technology investment: _____________________________________.

3. Term of using the fund:____________________________________________________________________

________________________________________________________________________________________.

Article 6 The cooperating party which provides technology as an investment shall ensure the technology it provided fail to infringe upon the legitimate rights and interests of any third party. In the event that a third party alleges a cooperating party or parties have infringed by implementing the technology, the party providing the technology shall act as follows:_______________________________________________________________________________________

_____________________________________________________________________________________________.

Article 7 Any amendments to the Contract shall be negotiated and agreed by all the parties and confirmed in written form. A party may submit a request to the other parties to change the rights and obligations under the Contract, and the other parties shall reply within _____ days in the event of any of the following situation. Failure of reply shall be deemed as consent:

1． __________________________________________________________________________;

2．___________________________________________________________________________ ;

3． __________________________________________________________________________;

4．____________________________________________________________________________ ..

Article 8 Without the consent of other cooperating parties, one or more parties shall not transfer part or all of the research and development work of this Contract project to a third party. Nevertheless, in any of the following circumstances, one or more cooperating parties may transfer part or all of the research and development work of this Contract project to a third party without the consent of other cooperating parties:

1． __________________________________________________________________________;

2．___________________________________________________________________________ ;

3． __________________________________________________________________________.

The specific contents that can be transferred by one or more cooperating parties include:__________________________

____________________________________________________________________________________________.

Article 9 In the performance of this contract, for losses to either party or all the parties involved in a failure or partial failure resulting from insurmountable technical difficulties, the liability for risks should be agreed upon by all the parties of this Contract as follows:

1． __________________________________________________________________________;

2．___________________________________________________________________________ ;

3． __________________________________________________________________________.

As confirmed by all the parties, the technical risks in this Contract should be identified in the manner of_____________________________________________________________________________________. The basic content of technical risks identification should include but not limited to the existence, scope, degree, and losses of risks. The basic conditions for the identification of technical risks are as follows.

1. The project in this Contract is sufficiently difficult under the current state of art;

2. Party B has no fault subjectively and the failure of the research and development is identified as reasonable.

When one party discovers technical risks that may lead to research and development failure or partial failure, the party shall notify other parties within _______ days and take appropriate measures to reduce losses. Where the party fails in making the notice or taking appropriate measures and thus enlarging the losses, the party shall be liable for the enlarged losses.

Article 10 In the performance of this Contract, if the technology of the research and development project has been made public by others (including by the form of patent), one party or parties should notify other party or parties to rescind the Contract within ______ days. Where one party fails to make the notice, thus causing losses to the other party or parties, the other party or parties has the rights to claim for compensation.

Article 11 The Parties confirmed to undertake the following obligation of confidentiality for the performance of the Contract as follows.

Party A

1. Confidential contents (including technical information and business information):___________________

_____________________________________________________________________________________.

2. Scope of individuals involving confidential:________________________________________________

_____________________________________________________________________________________.

3. Term of confidentiality period:__________________________________________________________

____________________________________________________________________________________.

4. Liabilities for disclosure of confidential:___________________________________________________

____________________________________________________________________________________.

Party B

1. Confidential contents (including technical information and business information):___________________

_____________________________________________________________________________________.

2. Scope of individuals involving confidential:________________________________________________

_____________________________________________________________________________________.

3. Term of confidentiality period:__________________________________________________________

____________________________________________________________________________________.

4. Liabilities for disclosure of confidential:___________________________________________________

____________________________________________________________________________________.

Party C

1. Confidential contents (including technical information and business information):___________________

_____________________________________________________________________________________.

2. Scope of individuals involving confidential:________________________________________________

_____________________________________________________________________________________.

3. Term of confidentiality period:__________________________________________________________

____________________________________________________________________________________.

4. Liabilities for disclosure of confidential:___________________________________________________

____________________________________________________________________________________.

Article 12 The Parties should deliver the research and development achievements in the following manners.

Party A

1. The forms and numbers of research and development achievements to be delivered:

_____________________________________________________________________________________.

2. Date and venue for research and development achievements delivery:

_____________________________________________________________________________________.

Party B

1. The forms and numbers of research and development achievements to be delivered:

_____________________________________________________________________________________.

2. Date and venue for research and development achievements delivery:

_____________________________________________________________________________________.

Party C

1. The forms and numbers of research and development achievements to be delivered:

_____________________________________________________________________________________.

2. Date and venue for research and development achievements delivery:

_____________________________________________________________________________________.

Article 13 The Parties agree with the following standards and methods of inspection and acceptance of the research and development achievements delivered by one of the Parities.

Party A: __________________________________________________________________________

____________________________________________________________________________________.

Party B: __________________________________________________________________________

____________________________________________________________________________________.

Party C: __________________________________________________________________________

____________________________________________________________________________________.

Article 14 The Parties agree with the following standards and methods of inspection and acceptance of the final research and development achievements stipulated in this Contract: ___________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________.

Article 15 As confirmed by all the Parties, the ownership of the research and development achievements and the intellectual property rights arising from different stages of the performance of this Contract shall be dealt with in the ____________ of the following manners.

1.____________ (Party A/Party B/Party C/ all the Parties) has/have the right to apply for the patent.

The use of the patent and the distribution mode of the relevant interest are as follows:

_____________________________________________________________________________

_____________________________________________________________________________________.

2. In the manner of the technical secrets. The ownership of the right to use or to transfer the research and development achievements and from which the interest derived shall be dealt with according to the following agreement.

(1) The right to use the technical secrets: _________________________________________________________;

(2) The right to transfer the technical secrets:______________________________________________________ ;

(3) Distribution of relevant interest: _____________________________________________________________.

Special provisions on the ownership of the technical achievements and related intellectual property rights arising from different stages of the performance of this Contract and independently completed by the cooperating parties are agreed by the Parties as follows: _______________________________________________________

______________________________________________________________________

______________________________________________________________________.

Article 16 As confirmed by all the Parties, the ownership of the final research and development achievements and the intellectual property rights arising from the performance of this Contract shall be dealt with in the ____________ of the following manners.

1.____________ (Party A/Party B/Party C/ all the Parties) has/have the right to apply for the patent.

The use of the patent and the distribution mode of the relevant interest are as follows:

____________________________________________________________________________________________

____________________________________________________________________________________________.

2. In the manner of the technical secrets. The ownership of the right to use or to transfer the research and development achievements and from which the interest derived shall be dealt with according to the following agreement.

(1) The right to use the technical secrets: _________________________________________________________;

(2) The right to transfer the technical secrets:______________________________________________________ ;

(3) Distribution of relevant interest: _____________________________________________________________.

Special provisions on the ownership of the final technical achievements and related intellectual property rights arising from the performance of this Contract are agreed by the Parties as follows: ____________________________________________________

______________________________________________________________________

______________________________________________________________________.

Article 17 Individuals from any of the Parties who have accomplished a technological achievement in the Contract shall have the right to be named as such in the documents related to the technological achievement and the right to receive certificates of honor and awards.

The Parties should determine the list of individuals who are responsible for completing the final research results through consultation. The individuals have the right to be named as such in the documents related to the technological achievement and the right to receive certificates of honor and awards.

Article 18 The research and development equipment, facilities, and materials etc. that were purchased by one party or parties with the stipulated fund belong to _________ (Party A/Party B/Party C/ the Parties).

Article 19 As confirmed by all the parties, where one party or parties violate(s) the provisions of this Contral, thus causing standstill, delay or failure of the research and development of the project, the party shall be liable for the breach of the Contract according to the following agreement:

Party A:

1. If Party A violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

2. If Party A violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

3. If Party A violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

Party B:

1. If Party B violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

2. If Party B violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

3. If Party B violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

Party C:

1. If Party C violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

2. If Party C violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

3. If Party C violates Article ____ of this Contract, the party should _____________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

Article 20 As confirmed by all the parties, any party has the right to make follow-up improvements to the technological achievements as stipulated in the Contract. The new technological achievements with substantial or creative technological progress derived from the follow-up improvements belong to _______ (Party A/Party B/Party C/ the Parties). Distribution of relevant interest is as follows:____________________________ ___________________________________________________________________________________

___________________________________________________________________________________.

Article 21 As confirmed by all the parties, within the validity of this Contract, Party A designates ___________ as Party A’s project contact person, Party B designates ___________ as Party B’s project contact person, and Party C designates ___________ as Party C’s project contact person. Project contact persons shall undertake the following responsibilities.

1．________________________________________________________________________

2．________________________________________________________________________

3．________________________________________________________________________

Where a party changes its contact, such party shall give a written notice to the other party on a timely basis. Where the performance of the Contract is affected, or losses are incurred due to the failure of timely notice, such party shall assume the liabilities thereon.

Article 22 All the parties recognize that one party may terminate the Contract by noticing the other parties in the event of the followings.

1．Force majeure and technological risks;

2．________________________________________________________________________

3．_________________________________________________________________________

Article 23 Any disputes incurred in connection with the performance of the Contract shall be resolved through mutual negotiation and coordination. Any dispute which cannot be resolved through mutual negotiation and coordination shall be handled in accordance with Point _____.

1. Submit to _____________ Arbitration Commission for arbitration;

2. Lodge a proceeding with the People’s Court.

Article 24 All the parties agree that the definitions and interpretations of the relevant terms and technical terms involved in this Contract and exhibits are as follows.

1．________________________________________________________________________

2．________________________________________________________________________

3．________________________________________________________________________

4．___________________________________________________________________________

5．________________________________________________________________________

Article 25 The following technical documents related to the performance of this Contract shall not form an integral part of this Contract after confirmation by all the parties.

1．Technical background information:_______________________________________________

2．Feasibility study report:_______________________________________________________

3．Technical evaluation report:_____________________________________________________

4．Technical standards and specifications:____________________________________________

5．Original design and process documents:____________________________________________

6．Miscellaneous:______________________________________________________________

Article 26 All the parties agree that other relevant matters of this Contract are:___________________

_______________________________________________________________________________

_______________________________________________________________________________.

Article 27 This Contract is made in _________ original copies, with equal legal effect.

Article 28 The Contract shall be effective upon the signature and seal of all the parties.

Party A:______________________________________ (seal)
Legal representative/entrusted agent: (signature)
Date:

Party B:______________________________________ (seal)
Legal representative/entrusted agent: (signature)
Date:

Party C:______________________________________ (seal)
Legal representative/entrusted agent: (signature)
Date:

Paste the tax receipt at:

_______________________________________________________________________________________

(This page is filled in by the Technology Contract Registration Organization)

Contract registration number:

1. Applicant for registration: ____________________________________________

2. Registration materials:

(1) ________________________________________________________________

(2) ________________________________________________________________

(3) ________________________________________________________________

3. Contract type: _____________________________________________________

4. Contract transaction amount: _________________________________________

5. Technical transaction volume: _________________________________________

Technology Contract Registration Organization (seal)

Processed by:	____________
Date: